Exhibit 10.1(A)
Page 1 of 12

                           TENTH AMENDMENT TO LOAN DOCUMENTS

        THIS TENTH AMENDMENT TO LOAN DOCUMENTS (this
"Amendment"), dated as
of June 3, 1997, is among CAL-MAINE FOODS, INC. (the
"Borrower"), CAL-MAINE EGG
PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC.
("Cal-Maine Farms"), CAL-
MAINE PARTNERSHIP, LTD. ("CM Partnership" and collectively with Cal-Maine Farms and Egg
Products herein referred to as the "Guarantors"), SUNTRUST
BANK, ATLANTA, formerly known
as Trust Company Bank ("SunTrust"), COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank"), HARRIS TRUST AND SAVINGS BANK ("Harris" and collectively with Rabobank and SunTrust, herein the "Banks") and Rabobank, as agent for itself and the Banks (in such capacity as agent, the "Agent").

                                       RECITALS:

        A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such
Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit
Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit
Agreement dated October 1, 1991, SunTrust was substituted as a lender under the Revolving Credit
Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit
Agreement.

        B. The Borrower and Rabobank have entered into that certain Amended and Restated
Term Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

        C. The Borrower and Rabobank have entered into that certain Reimbursement and
Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement
Agreement").

        D. The Borrower and Rabobank have entered into that certain Reimbursement and
Credit Agreement dated as of May 1, 1992 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Dairy
Facility Reimbursement Agreement").

        E. The Borrower has executed and delivered that certain Term Loan Note dated
November 5, 1993 payable to the order of Rabobank in the original principal amount of $1,000,000
(as the same may be amended or otherwise modified, herein the "New Term Note" and the New
Term Note, collectively with the Dairy Facility Reimbursement Agreement, the Revolving Credit
Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement, herein the
"Credit Agreements").

        F. To secure certain of the obligations and indebtedness of the Borrower and the Guarantors to each of the Banks and the Agent under the Credit Agreements and the other documents executed in connection therewith, the Borrower and the Guarantors executed certain guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages (as more fully described and identified in the Credit Agreements, as the same have been or may hereafter be amended or otherwise modified, all such guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages are herein referred to as the "Collateral
Documents"). The Collateral Documents include, without limitation, the deeds of trust, mortgages and assignments of leasehold interest described on Schedule 1 hereto which are filed in the real property records of the jurisdictions listed on Schedule 1 as indicated therein (as modified, the "Mortgages").

        G. To facilitate the collateral arrangements contemplated by the Collateral Documents, the Banks and Agent have entered into that certain Amended and Restated Intercreditor Agreement dated April 14, 1995 (as such agreement may hereafter be amended or otherwise modified, herein the "Intercreditor Agreement").

Exhibit 10.1(A)
Page 2 of 12

        H. All the real property in Caldwell County, Texas which is covered by the Mortgage filed in that jurisdiction (the "Released Property") has been sold to a third party and the liens created by the Mortgage on the Released Property have been released.

        I. Borrower and Guarantors have requested that the Credit Agreements and certain of the other Loan Documents (as defined in the Intercreditor
Agreement) be amended as herein set
forth and the Agent and the Banks have agreed to such amendments on the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

                                       ARTICLE I

                                      Definitions

        Section 1.01   Definitions.  Capitalized terms used
in this Amendment, to the extent not
otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement;
provided that the term "Loan Documents" as used herein shall have the meaning as set forth in the Intercreditor Agreement.

                                      ARTICLE II

                                      Amendments

        Section 2.01   Amendment to Definitions.

                (a)    Effective as of the date hereof, each
of the Credit Agreements are
amended to add the following definitions:

                "CMF of Kansas" means CMF of Kansas-LLC, a Delaware limited liability company.

                "CMF of Kansas Guaranty Agreement" means that certain guaranty agreement dated
June 3, 1997 and executed by CMF of Kansas for the benefit of the Agent and all amendments, supplements and other modifications thereto.

                "CMF of Kansas Security Agreement" means that certain security agreement dated as of June 3, 1997 and executed by CMF of Kansas for the benefit of the Agent, and all amendments, supplements and other modifications thereto.

                (b)    Effective as of the date hereof, the
following definitions set forth in the Credit
Agreements are amended in their entirety to read as follows:

                "Amended Guaranty Agreement" means the
Amended and Restated Guaranty
Agreements executed by Cal-Maine Farms, Inc. and
Cal-Maine Egg Products, Inc. both dated
May 29, 1990, the CM Partnership Guaranty Agreement, the CMF of Kansas Guaranty
Agreement and all amendments, supplements and other modifications thereto.

                "Guarantors" means each of Cal-Maine Egg
Products, Inc., a Delaware corporation,
Cal-Maine Farms, Inc., a Delaware corporation, CM
Partnership and CMF of Kansas and
any reference to either or both Guarantors in any Loan Documents shall mean a reference to any or all of the Guarantors, as applicable.


Exhibit 10.1(A)
Page 3 of 12

                "Security Agreements" means the Amended
Borrower Security Agreement, the
Amended Cal-Maine Security Agreement, the Louisiana
Collateral Documents, the Amended
Egg Products Security Agreement, the CM Partnership
Security Agreement and the CMF
of Kansas Security Agreement, collectively.

        Section 2.02.  Amendment to Capital Expenditure
Covenants.  Each of the Credit
Agreements limits the ability of the Borrower and its Subsidiaries to make capital expenditures as set forth therein (the "Capital Expenditure Covenants").
Effective as of the date hereof, each of the Capital Expenditure Covenants is amended in its entirety to provide the following:

        (A) Borrower will not make, and will not permit any Subsidiary to make, any expenditures for fixed or capital assets excluding rolling stock and Acquisition Expenditures (as defined below), which would cause the aggregate of all such expenditures made by the Borrower and its Subsidiaries in any period of 4 consecutive fiscal quarters to exceed the sum of (i) consolidated depreciation of Borrower and the Subsidiaries for such period plus (ii) the product of

        (a)     $1,500,000 multiplied by

        (b)     the number of Construction Quarters (as
defined below) to have completely elapsed, if any, in the four fiscal quarters being tested;

 provided that, the expenditures in an aggregate amount not to exceed $11,400,000 made in connection with the construction and acquisition of a new in-line processing facility at Cal-Maine
Farm, Inc.'s, Gonzales, Texas plant shall not be included in calculating compliance with the Capital
Expenditure Covenants. To the extent that the expenditures made in connection with such facility exceed $11,400,000 in the aggregate, the amount of the excess shall be included in calculating compliance with the Capital Expenditure Covenants. The term "Construction Quarters" means the fiscal quarters occurring during the period from and including the fiscal quarter ending on or about
June 1, 1997 through and including the earlier of (i) the fiscal quarter ending on or about September
1, 1998 or (ii) the fiscal quarter during which the construction at "CMF of Kansas" facility located in Chase, Rice County, Kansas has been completed.

        (B) Borrower will not make, or permit any Subsidiary to make, any Acquisition
Expenditures (as defined below), which would cause the aggregate of all such expenditures made by the Borrower and its Subsidiaries in the Borrower's Fiscal Year ending in 1998 to exceed
$20,000,000. The term "Acquisition Expenditures" means all expenditures for fixed or capital assets which were (1) not financed with Debt, other than Debt owed to the seller of the asset acquired; and
(2) made in connection with, and as part of, the acquisition (which is otherwise permitted hereby) by Borrower or one of the Subsidiaries of substantially all the assets of, or substantially all the securities or other ownership interests issued by, parties engaged in the production and distribution of eggs.

        Section 2.03 Subsidiary Representation. Each representation and warranty in each Credit
Agreement as to the Borrower's ownership of Subsidiaries is amended in its entirety to state that the Guarantors and Sunbelt Freight, Inc. are the only Subsidiaries of Borrower and all such Subsidiaries are wholly owned by Borrower except CM Partnership whose 99% limited partnership interest is owned by Cal-Maine Farms and whose 1 % general partnership interest is owned by Borrower.

        Section 2.04. Amendment to Merger Covenants. Each of the Credit Agreements and certain of the other Loan Documents limits the ability of the Borrower and its Subsidiaries to merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any party as set forth therein (the "Merger Covenants"). Effective as of the date hereof, each of the Merger
Covenants is amended in its entirety to provide that:

        (A) Borrower will not, and will not permit any Subsidiary, to merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of or the securities or other ownership interest issued by any party, except that (i) any Subsidiary may merge or consolidate with or

Exhibit 10.1(A)
Page 4 of 12

transfer assets to or acquire assets from any other Subsidiary; (ii) Borrower or any Subsidiary may acquire all or substantially all of the assets of or the securities or other ownership interests issued by any party engaged in the production and distribution of eggs; and (iii) any Subsidiary may merge into or transfer assets to the Borrower;
provided in each case that, immediately after giving effect thereto, no event shall occur and be continuing which constitutes an Event of Default or which with the giving of notice or lapse of time or both would constitute an Event of Default and the obligations arising under the Collateral
Documents are complied with which relate to the creation and perfection of the liens and security interests in favor of the Agent in any Collateral (as that term is defined in the Intercreditor
Agreement) and

        (B) The Borrower will not, and will not permit any Subsidiary to, engage in any line or lines of business activity other than the production and distribution of eggs and any other business in which they are engaged as of June 3, 1997.

        Section 2.05.  Amendment Reporting Requirements.
The covenants in each Credit
Agreement requiring Borrower to furnish financial statements thereunder are each amended to require that, accompanying each financial statement delivered thereunder as of the end of any Fiscal
Year or as of the end of any month that corresponds with the end of any quarter in any Fiscal Year, Borrower shall furnish to each Bank a properly completed and executed compliance certificate in substantially the form of Exhibit "A" hereto.

        Section 2.06.  Amendment to Loan Documents to
exclude Released Properties.  The terms
"Properties", "Encumbered Properties", "Term Collateral",
"Additional Properties", "Mortgage
Property" and "Other Property" as defined or used in any Loan Document, are amended to exclude
(to the extent included) the Released Property therefrom.

        Section 2.07   Amendment to Collateral Documents and
Other Loan Documents.  Effective
as of the date hereof, each Collateral Document, each Credit
Agreement and each other Loan
Document is hereby amended so that the terms "Loan
Documents" and "Related Documents" as used therein, each includes, without limitation, this Amendment, the CMF of Kansas Guaranty and the CMF of Kansas Security Agreement.

        Section 2.08   Amendment to Amended Cal-Maine
Security Agreement. Effective as of the date hereof, Schedule 1 to the Amended Cal-Maine Security
Agreement is amended to add the
following location thereto:

                       220 Southern Empire Road
                       Shady Dale, Georgia 31085

        Section 2.09   Separate Collateral Document.
Effective as of the date hereof, the term
"Debtor" as used in the Mortgage identified as item 4 on
Schedule 1 hereto is hereby amended to
include CMF of Kansas.

        Section 2.10   Amendment to Intercreditor Agreement.
Effective as of the date hereof, the
following definitions contained in the Intercreditor
Agreement are amended as follows:

                (a)    The term "Collateral Documents," as
defined in the Intercreditor Agreement
is amended to include the CMF of Kansas Security
Agreement.

                (b)    The term "Revolving Collateral
Documents," as defined in the Intercreditor
Agreement is amended to include the CMF of Kansas
Security Agreement.

                (c)    The term "Guarantors," as defined in
the Intercreditor Agreement is hereby
amended to include CMF of Kansas and any reference to either or both Guarantors shall mean a reference to any or all of the Guarantors, as applicable.




Exhibit 10.1(A)
Page 5 of 12

                                      ARTICLE III

                 Waiver, Ratifications, Representations and Warranties

        Section 3.01 Waiver. Borrower has advised the Agent and the Banks that an Event of Default has occurred as a result of the Borrower's failure to comply with the Capital Expenditure
Covenants as of the fiscal quarter ending on or about March 1, 1997 (the "Existing Default"). In accordance with the Credit Agreements, the Borrower and the Guarantors have requested that the
Agent and the Banks waive the Existing Default. The Agent and each of the Banks waive the Existing Default and agrees not to exercise any rights or remedies available as a result of the occurrence thereof. To induce the Agent and the Banks to agree to the forgoing waiver, Borrower and the Guarantors agree that the waiver specifically described herein shall not constitute and shall not be deemed a waiver of any other Event of Default or any other event that with the giving of notice or lapse of time or both would constitute an Event of Default, whether arising as a result of the further violation of the Capital Expenditure Covenants or otherwise, or a waiver of any rights or remedies arising as a result of such other Events of Default or other such events. The failure to comply with the Capital Expenditure Covenants for any period ending on any date, other than as described above in the definition of Existing Default shall constitute an Event of Default.

        Section 3.02   Ratifications.  The terms and
provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain
Amendment to Loan Documents dated May 1, 1992, that certain Second Amendment to Loan
Documents dated November 5, 1993, that certain Third Amendment to Loan Documents dated
July 22, 1994, that certain Fourth Amendment to Loan Documents dated December 31, 1994, that certain Fifth Amendment to Loan Documents dated April 14, 1995, that certain Sixth Amendment to Loan Documents dated June 1, 1995, that certain Seventh Amendment to Loan Documents dated
April 30, 1996, that certain Eight Amendment to Loan Documents dated June 1, 1996 and that certain Ninth Amendment to Loan Documents dated December 31, 1996, all as filed in the real property records where the Mortgages are filed as described on Schedule 1 hereto, [collectively, the "Previous Amendments"] and each of which are hereby incorporated herein by this reference as if set forth herein in their entirety) are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Loan Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby and by the Previous Amendments, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 3.03   Representations and Warranties.  To
induce Agent and the Banks to modify
the Loan Documents as herein set forth, the Borrower and each Guarantor represents and warrants to the Agent and the Banks that:

                (a)    The representations and warranties of
the Borrower and each Guarantor
contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

                (b)    No Event of Default has occurred and
is continuing and no event or condition
has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan
Documents, as amended hereby.






Exhibit 10.1(A)
Page 6 of 12

                (c)     The execution, delivery, and
performance by it of this Amendment has been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation, bylaws, partnership agreement or certificate of limited partnership or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

                (d)     This Amendment constitutes its
legal, valid, and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                (e)     No authorization, approval, or
consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the validity or enforceability thereof.

                (f)     No statement, information, report,
representation, or warranty made by it in this Amendment or furnished to any Bank in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to the Banks.

                (g)     The bylaws, articles or certificate
of incorporation, partnership agreement and certificates of limited partnership of each Loan Party, as applicable, have not been revoked, amended or otherwise modified since June of 1995 and are all in full force and effect.

                                 ARTICLE IV

                                Miscellaneous

        Section 4.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and each Bank to rely upon them.

        Section 4.02    Reference to Loan Documents.  Each
of the Loan Documents are hereby amended so that any reference in such Loan Documents to any other Loan
Document shall mean a reference to such other Loan
Document, if applicable,  as amended hereby.

        Section 4.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 4.04    Applicable Law.  This Amendment
shall be governed by and construed in accordance with the laws of the state of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

        Section 4.05    Successors and Assigns.  This
Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

Exhibit 10.1(A)
Page 7 of 12

        Section 4.06    Counterparts.  This Amendment may be
executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 4.07 Effect of Waiver. No consent or waiver, express or implied, by any Bank or Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section 4.08    Headings.  The headings, captions,
and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 4.09 Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

        Executed as of the date first written above.

Attest:                          CAL-MAINE FOODS, INC.
                                 CAL-MAINE EGG PRODUCTS, INC.
                                 CAL-MAINE FARMS, INC.

/s/ Charles F. Collins           By: /s/ B.J. Raines
-----------------------------       -----------------------------
    Charles F. Collins                   B.J. Raines
    Assistant Secretary                  Vice President of each Company

(Seal of Cal-Maine Foods)

                                 CAL-MAINE PARTNERSHIP, LTD.

(Seal of Cal-Maine Farms)        By:     Cal-Maine Foods, Inc.,
                                         its general partner

                                         By: /s/ B.J. Raines
                                            -----------------------------------
(Seal of Cal-Maine Egg Products, Inc.)            B.J. Raines, Vice President




Exhibit 10.1(A)
Page 8 of 12

Signed and acknowledged in the presence of:   CompanyOPERATIEVE CENTRALE
                                              RAIFFEISEN-BOERENLEENBANK B.A.
                                              "RABOBANK NEDERLAND", NEW YORK
                                              BRANCH, individually and as Agent

                                              By:   /s/ W. Pieter C. Kodde
-------------------------------------            -------------------------------
Witness                                          Name:  W. Pieter C. Kodde
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

                                              By:   /s/ R.J. Beard
-------------------------------------            -------------------------------
Witness                                          Name:  R.J. Beard
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

Signed and acknowledged in the presence of :  SUNTRUST BANK, ATLANTA, formerly known as Trust Company
                                              Bank

                                              By:   /s/ Gregory L. Cannon
-------------------------------------            -------------------------------
Witness                                          Name:  Gregory L. Cannon
                                                       -------------------------
                                                 Title: Vice President
                                                       -------------------------

                                              By:   /s/ F. Steven Parrish
-------------------------------------            -------------------------------
Witness                                          Name:  F. Steven Parrish
                                                       -------------------------
                                                 Title: Vice President
                                                       -------------------------

Signed and acknowledged in the presence of :  HARRIS TRUST AND SAVINGS BANK

                                              By:   /s/ Carl A. Blackham
-------------------------------------            -------------------------------
                                                 Name:  Carl A. Blackham
                                                       -------------------------
                                                 Title: Vice President
                                                       -------------------------

Exhibit 10.1(A)
Page 9 of 12

STATE OF    MISSISSIPPI

COUNTY OF   HINDS

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, B.J.
Raines, well known by me to be Vice President of CAL-MAINE FOODS, INC., a Delaware corporation (individually and in its capacity as general partner of Cal-Maine Partnership, Ltd.) CAL-MAINE EGG PRODUCTS, INC., a
Delaware corporation and CAL-MAINE FARMS, INC., a Delaware corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Tenth Amendment to Loan
Documents for and on behalf of said corporations and partnership voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporations so to do.

        Given under my hand and official seal on this 14th day of July 1997.


                                       /s/ Delores McMillin
                                       --------------------
                                       Notary Public

                                       My Commission Expires:
                                       9/27/97
                                       -------



STATE OF    MISSISSIPPI

COUNTY OF   HINDS

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid Charles
F. Collins and acknowledged that he is an Assistant Secretary of CAL-MAINE FOODS, INC., CAL-MAINE EGG
PRODUCTS, INC. AND CAL-MAINE FARMS, INC., each a Delaware corporation, and that by authority duly given and as the act of each corporation, the foregoing instrument was signed in each such corporations' name by its Vice President, sealed with its corporate seal and attested by himself as Assistant Secretary of each such corporation.

        WITNESS my hand and notarial seal, this the 14th day of July 1997.

(S E A L)

                                    /s/ Delores McMillin
                                    --------------------
                                    Notary Public - State of Mississippi
My Commission Expires:              Delores McMillin
  9/27/97                           ----------------
---------------------               Printed Name of Notary Public



Exhibit 10.1(A)
Page 10 of 12

STATE OF    GEORGIA

COUNTY OF   FULTON

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid GREGORY
L. CANNON, well known by me to be Vice President of SUNTRUST BANK, ATLANTA, formerly known as Trust
Company Bank, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above
Tenth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this 14th day of July 1997.


                                   /s/ Janice J. Kanupke
                                   ---------------------
                                   Notary Public

                                   My Commission Expires:
                                   1/31/99
                                   -------




STATE OF    GEORGIA

COUNTY OF   FULTON

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid F.
STEVEN PARRISH, well known by me to be Vice President of SUNTRUST
BANK, ATLANTA, formerly known as Trust
Company Bank, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above
Tenth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this 14th day of July 1997.

                              /s/ Vicki L. Thompson
                              ---------------------
                              Notary Public

                              My Commission Expires:
                              12/29/97
                              --------


Exhibit 10.1(A)
Page 11 of 12

STATE OF    NEW YORK

COUNTY OF   NEW YORK

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, RICHARD
J. BEARD, well known by me to be a Vice President of COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Tenth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this 14th day of July 1997.


                             /s/ Diana Wong
                             --------------
                             Notary Public

                             My Commission Expires:
                             10/22/98
                             --------



STATE OF   NEW YORK

COUNTY OF  NEW YORK

     This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid W. PIETER C. KODDE, well known by me to be a Vice President of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Tenth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

     Given under my hand and official seal on this 14th day of July 1997.


                              /s/ Diana Wong
                              --------------
                              Notary Public

                              My Commission Expires:
                              10/22/98
                              ----------------




STATE OF    ILLINOIS

COUNTY OF   COOK

     This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, Carl A. Blackham, well known by me to be a Vice
President of HARRIS TRUST AND SAVINGS BANK, a savings bank organized under the laws of Illinois, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Tenth Amendment to Loan
Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

     Given under my hand and official seal on this 14th day of July 1997.



                                /s/ Aaron J. Berlowe
                                --------------------
                                Notary Public

                                My Commission Expires:
                                9/18/00
                                -------




